                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 17, 2000

                             i2 TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     0-28030                    75-2294945
----------------------------     ------------------         ------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

One i2 Place, 11701 Luna Road, Dallas, Texas                       75234
---------------------------------------------------            --------------
(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (469) 357-1000

ITEM 5. OTHER EVENTS.

         Filed as exhibits hereto are the registrant's press releases, each dated October 17, 2000 announcing results for the third quarter ended September 30, 2000 and announcing a two-for-one stock split payable as a stock dividend on or about December 4, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1 Press release dated October 17, 2000 announcing results for the quarter ended September 30, 2000.

          99.2 Press release dated October 17, 2000 announcing a two-for-one-stock split.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  i2 TECHNOLOGIES, INC.


Dated: October 18, 2000                    By: /s/  WILLIAM M. BEECHER
                                               ------------------------------
                                               William M. Beecher
                                               Executive Vice President and
                                               Chief Financial Officer

                                  INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release dated October 17, 2000 announcing results for the quarter ended September 30, 2000.

99.2 Press release dated October 17, 2000 announcing a two-for-one stock split.